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                                  EXHIBIT (10)



                VARIABLE LIFE INSURANCE APPLICATION SUPPLEMENT:
                             SUITABILITY INFORMATION
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                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     VARIABLE LIFE INSURANCE APPLICATION SUPPLEMENT: SUITABILITY INFORMATION

    Registered representatives are required to make inquiries and provide information relating to the financial condition and retirement plans of the purchasers of variable life contracts. Applicants are urged to supply such information which, used with the insurance application, will allow the registered representative to make an informed judgment as to the suitability for a particular purchaser of variable life insurance. However, applicants are not required to divulge such item or information. If the applicant chooses not to do so, the registered representative must complete the following items to the best of their knowledge. IF THE APPLICANT IS NOT THE INSURED, QUESTIONS APPLY TO THE OWNER.

1.  Insured's Name ____________________________________
    Date of Birth _____________________________________
    (Owner's name and date of birth if not the Insured):
    Owner's Name ______________________________________
     Date of Birth  ___________________________________

2.  Family members and/or dependents or Owner.
    Name          Relationship         Date of Birth
    ________________________________________________
    ________________________________________________
    ________________________________________________
    ________________________________________________

3.  Spouse employed?
       [ ] Yes       [ ] No            Income $ ______________

4.  Insured's Occupation:


5.  Name and Address of Owner's Employer:


6.  Is owner or Insured employed by or associated with member
    of the NASD?    [ ] Yes        [ ] No

7. Owner's annual income
    a.  From employment $________________
    b.  From other sources $________________


8.  Source of premium payment(s): (Check one or more)
    [ ] Current income               [ ] Employer
    [ ] Cash savings                 [ ] Relative
    [ ] Securities presently held
    [ ] Insurance or annuities cash values
    [ ] Insurability or annuity value or death benefit
    [ ] Sale of personal property or real estate
    [ ] Other ___________________________

 9.  Approximate net worth of Owner?
     a.  Liquid  ___________________________
     b.  Illiquid  ____________________________

 10.  Marginal tax bracket:
        [ ] 15%    [ ] 28%     [ ] 31%    [ ] 36%    [ ] 39.6%

 11. [ ]Applicant chooses not to divulge suitability information; any items shown above have been estimated by the registered representative.

12.  Telephone Transfers are authorized as described in the
     prospectus:
      [ ]No       [ ]Yes         Owner's Initials

13  Registered representative's name
     _________________________________


                     OSJ SUITABILITY APPROVAL

  ________________________            Date _________________
  Principal



1. I have received the current prospectus for the Vari-Vest V Variable Life Insurance contract;

2. I have received a policy illustration demonstrating hypothetical results based on anticipated premium payments and death benefits for Insured's age, sex and underwriting class;

3. I UNDERSTAND THAT THE DEATH BENEFIT (EXCEPT SUPPLEMENTARY BENEFITS) MAY INCREASE OR DECREASE DEPENDING ON THE CONTRACT'S INVESTMENT RETURN;

4. I UNDERSTAND THAT THE CASH VALUES MAY INCREASE OR DECREASE DEPENDING ON THE CONTRACT'S INVESTMENT RETURN AND THAT THERE IS NO GUARANTEED MINIMUM CASH VALUE;

5. I understand that any illustration of past historical investment returns is not an indication of future investment performance.

6. I believe that this contract will meet my insurance needs and financial objectives; and

7. Net premium payments (as described in the prospectus) should be allocated to the General Account and/or the Subaccounts or portfolios as follows:

                            ALLOCATION OF NET PREMIUM
 Allocation Split among Subaccounts (Each must be a whole percent and total should be 100%)

___________ % Fixed (General Account)             ___________ % International                     ___________ Core Growth

___________ % Equity                              ___________ % Capital Appreciation              ___________ Growth & Income

___________ % Bond                                ___________ % Small Cap                         ___________ S&P 500 Index

___________ % Omni                                ___________ % Global Contrarian                 ___________ Social Awareness

___________ % Money Market                        ___________ % Aggressive Growth                 ___________ Emerging Markets


____________________     ______________________________________________    ________________________________________________________
       Date                  Signature of Registered Representative          Signature of Applicant (Owner if other than Insured)